UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 6, 2005

                                Paxar Corporation
             (Exact name of registrant as specified in its charter)

           New York                  1-9493                13-5670050
 (State or other jurisdiction      (Commission            (IRS Employer
       of incorporation)          File Number)         Identification No.)

           105 Corporate Park Drive
            White Plains, New York                    10604
   (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code: (914) 697-6800

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

         On April 6, 2005, James R. Painter was elected Executive Vice President and Chief Financial Officer of the Registrant. Mr. Painter, a member of the Registrant's Board of Directors and Chairman of the Registrant's Audit Committee, is assuming these responsibilities on an interim basis while he continues to lead the search to hire a permanent chief financial officer. While Mr. Painter serves as Executive Vice President and Chief Financial Officer, he will continue to serve on the Registrant's Board of Directors but will not serve on the Registrant's Audit Committee or any other committee of the Board. Mr. Painter will reassume his position as Chairman of the Audit Committee at the completion of his services as Executive Vice President and Chief Financial Officer, upon election by the Board of a new Chief Financial Officer.

         Harvey L. Ganis, a current member of the Audit Committee, will serve as Chairman thereof until such time as Mr. Painter reassumes that position.

         Mr. Painter has served as a member of the Registrant's Board of Directors since January 2003 and Chairman of the Audit Committee since October 2003. Mr. Painter was Chairman of The 8th Summit LLC, a retail investment group, from October 2000 through August 2003. Prior to that position, from December 1996 to August 1999, he served as Chairman and CEO of Modern Woman, Inc., a women's apparel retail company. His previous experience includes positions as Executive Vice President and Member of the Board of Directors of American Retail Group, Inc. and Senior Vice President, Finance of TW Services.

         The press release issued by the Registrant in connection with the appointment as set forth above is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

Exhibit
  99.1     Press Release

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PAXAR CORPORATION
                                 (Registrant)




Date: April 7, 2005              By:  /s/ Robert S. Stone
                                      ---------------------------------------
                                          Robert S. Stone
                                          Vice President, General Counsel
                                          and Secretary